Exhibit 23.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors

      Verdisys, Inc.

      The Woodlands, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2/A our report dated April 2, 2004 included herein for the two years ended December 31, 2003.

We also consent to the references to us under the heading “Experts” in such Document.

September 30, 2004

Malone & Bailey, PLLC

www.malone-bailey.com

Houston, Texas